Exhibit 99.1

Supernus Pharmaceuticals to Acquire Sage Therapeutics, Strengthening its

Neuropsychiatry Product Portfolio

•	Proposed acquisition expected to accelerate mid- to long-term revenue and cash flow growth and further diversify revenue base.

•	Strengthens Supernus’ leading presence in neuropsychiatric conditions with an innovative commercial product, ZURZUVAE® (zuranolone), and a novel CNS discovery platform.

•	Expected to be significantly accretive in 2026 with potential cost synergies of up to $200 million on an annual basis.

•

Upfront cash payment of $8.50 per share, plus one non-tradable contingent value right (CVR) payable upon achieving certain specific milestones collectively worth up to $3.50 per share in cash, for an aggregate of up to approximately $795 million or $12.00 per share.

•	Supernus to host conference call and webcast today at 8:30 a.m. ET

ROCKVILLE, Md. and CAMBRIDGE, Mass., June 16, 2025 – Supernus Pharmaceuticals, Inc. (Nasdaq: SUPN) and Sage Therapeutics, Inc. (Nasdaq: SAGE), today announced a definitive agreement for Supernus to acquire Sage through a tender offer for $8.50 per share in cash (or an aggregate of approximately $561 million), payable at closing, plus one non-tradable contingent value right (CVR) collectively worth up to $3.50 per share in cash (or an aggregate of approximately $234 million), for total consideration of $12.00 per share in cash (or an aggregate of up to approximately $795 million). The CVR is payable upon achieving certain net sales and commercial milestones. The transaction is expected to close in the third quarter of 2025.

The transaction will provide Supernus with an innovative marketed product: ZURZUVAE® (zuranolone) capsules CIV, the first and only U.S. Food and Drug Administration (FDA)-approved oral medicine indicated for the treatment of adults with postpartum depression. Through a collaboration agreement with Biogen, Inc., Supernus will report collaboration revenue that is 50% of total net revenue Biogen records for ZURZUVAE in the U.S.

“This acquisition represents a major step in bolstering our future growth. It augments our growth profile by adding a significant fourth growth product to our portfolio and further diversifies our sources of future growth. ZURZUVAE aligns with our focus of acquiring novel value-enhancing and clinically-differentiated medicines to treat CNS conditions,” said Jack Khattar, President and CEO of Supernus Pharmaceuticals. “We have a proven track record of strong commercial execution, and we look forward to building on ZURZUVAE’s U.S. growth momentum and collaboration with Biogen, so that more women with postpartum depression can benefit from this novel treatment.”

“Since our founding, Sage Therapeutics has been committed to pioneering new solutions in brain health, one of the most complex and underserved areas of medicine,” said Barry Greene, Chief Executive Officer, Sage Therapeutics. “We are proud of what we’ve accomplished, including successfully developing and commercializing ZURZUVAE, the first and only oral treatment for women with postpartum depression. This transaction follows a comprehensive strategic review by our Board of Directors, and I am confident this deal maximizes value for shareholders. I want to express my deepest gratitude to the Sage team for their unwavering commitment to brain health and improving the lives of patients. We look forward to our next chapter with Supernus.”

Strategic and Financial Benefits

•	Strengthens psychiatry portfolio with ZURZUVAE® (zuranolone) capsules CIV, the first and only FDA-approved oral medicine indicated for the treatment of postpartum depression in adults.

•	Diversifies and increases revenue base and cash flow.

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Collaboration revenue from net sales of ZURZUVAE (representing 50% of the net revenue recorded by Biogen) was $36.1 million and $13.8 million for the full year 2024 and for the first quarter of 2025, respectively.

•	Combined with its three other growth products (Qelbree®, ONAPGOTM, and GOCOVRI®), Supernus believes it is poised for significant future growth.

•	Augments Supernus central nervous system (CNS) discovery platforms and expertise.

•	Strong fit with existing Supernus infrastructure is expected to result in cost synergies of up to $200 million on an annual basis.

•	The acquisition is expected to be significantly accretive in 2026.

Terms and Financing

Under the terms of the agreement, Supernus will commence a tender offer to acquire all outstanding shares of Sage Therapeutics, Inc. for a purchase price of $8.50 per share in cash (or an aggregate of approximately $561 million) payable at closing plus one non-tradable CVR. All cash consideration will be funded through existing balance sheet cash.

The CVR entitles Sage stockholders to receive up to an additional $3.50 per share payable upon ZURZUVAE achieving certain sales and commercial milestones within certain specified periods (subject to the terms and conditions contained in a Contingent Value Rights Agreement detailing the terms of the CVR). These milestones include (1) $1.00 per share payable if in any calendar year between closing and end of 2027, annual net sales of ZURZUVAE allocable to Supernus reach $250 million or more in the U.S., (2) $1.00 per share payable if in any calendar year between closing and end of 2028, annual net sales of ZURZUVAE allocable to Supernus reach $300 million or more in the U.S., (3) $1.00 per share payable if in any calendar year between closing and end of 2030, annual net sales of ZURZUVAE allocable to Supernus reach $375 million or more in the U.S., and (4) $0.50 per share at first commercial sale in Japan to a third-party customer after regulatory approval for ZURZUVAE for the treatment of major depressive disorder (MDD) in Japan by June 30, 2026.

Approvals and Timing of Close

The transaction, which has been approved by the boards of directors of both companies, is expected to close in the third quarter of 2025, subject to customary closing conditions, including receipt of required regulatory approvals and the tender of a majority of the outstanding shares of Sage’s common stock. Following the successful closing of the tender offer, Supernus will acquire any shares of Sage that are not tendered in the tender offer through a second-step merger at the same consideration as paid in the tender offer.

Full Year Financial Guidance

Supernus will provide revised full year 2025 financial guidance after the closing of the transaction, which is expected in the third quarter of 2025.

Advisors

Moelis & Company LLC is acting as the exclusive financial advisor to Supernus. Goldman Sachs & Co. LLC is acting as the exclusive financial advisor to Sage. Saul Ewing LLP is serving as legal counsel to Supernus. Kirkland & Ellis LLP is serving as legal counsel to Sage.

Conference Call and Webcast Information

A conference call and a live webcast will be hosted today, June 16, 2025, at 8:30 a.m. ET, to discuss the transaction. A live webcast will be available in the Events & Presentations section of the Supernus Investor Relations website www.supernus.com/investors.

Participants may also pre-register any time before the call here. Once registration is completed, participants will be provided a dial-in number with a personalized conference code to access the call. Please dial in 15 minutes prior to the start time.

Following the live call, a replay will be available on the Supernus Investor Relations website www.supernus.com/investors. The webcast will be available on the Supernus website for 60 days following the live call.

About Supernus Pharmaceuticals, Inc.

Supernus Pharmaceuticals is a biopharmaceutical company focused on developing and commercializing products for the treatment of central nervous system (CNS) diseases.

Our diverse neuroscience portfolio includes approved treatments for attention-deficit hyperactivity disorder (ADHD), dyskinesia in Parkinson’s disease (PD) patients receiving levodopa-based therapy, hypomobility in PD, epilepsy, migraine, cervical dystonia, and chronic sialorrhea. We are developing a broad range of novel CNS product candidates including new potential treatments for epilepsy, depression, and other CNS disorders.

For more information, please visit www.supernus.com.

About Sage Therapeutics

Sage Therapeutics (Nasdaq: SAGE) is a biopharmaceutical company committed to our mission of pioneering solutions to deliver life-changing brain health medicines, so every person can thrive. Sage developed the only two FDA-approved treatments indicated for postpartum depression and is advancing a pipeline to target unmet needs in brain health. Sage was founded in 2010 and is headquartered in Cambridge, Mass.

Find out more at www.sagerx.com or engage with us on Facebook, LinkedIn, Instagram, and X.

For more information about ZURZUVAE, please visit www.zurzuvae.com.

Additional Information About the Tender Offer and Where to Find It

The tender offer for the outstanding common stock of Sage Therapeutics, Inc. (“Sage”) has not been commenced. This filing does not constitute a recommendation, an offer to purchase or a solicitation of an offer to sell Sage securities. At the time the tender offer is commenced, Supernus Pharmaceuticals, Inc. (“Supernus”) will file a Tender Offer Statement on Schedule TO (including an Offer to Purchase) with the Securities and Exchange Commission (the “SEC”) and thereafter, Sage will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC, in each case, with respect to the tender offer. The solicitation and offer by Supernus to purchase shares of Sage common stock will only be made pursuant to such Offer to Purchase and related materials. Once filed, investors and security holders are urged to read these materials (including the Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents, as each may be amended or supplemented from time to time) carefully since they will contain important information that Sage investors and security holders should consider before making any decision regarding tendering their common stock, including the terms and conditions of the tender offer. The Tender Offer Statement, Offer to Purchase, Solicitation/Recommendation Statement and related materials will be filed with the SEC, and Sage investors and security holders may obtain a free copy of these materials (when available) and other documents filed by Supernus, Purchaser and Sage with the SEC at the website maintained by the SEC at www.sec.gov. In addition, the Tender Offer Statement and other documents that Supernus and Purchaser file with the SEC will be made available to all investors and security holders of Sage free of charge from the information agent for the tender offer. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by (i) Supernus under the “Investor Relations” section of Supernus’s website at https://www.supernus.com/ and (ii) Sage under the “Investors & Media” section of Sage’s website at https://www.sagerx.com/.

Supernus Forward-Looking Statements

This press release includes forward-looking statements. These statements do not convey historical information but relate to predicted or potential future events that are based upon management’s current expectations. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. In addition to the factors mentioned in this press release, such risks and uncertainties include, but are not limited to, the risk that the proposed acquisition of Sage by Supernus may not be completed; the possibility that competing offers or acquisition proposals for Sage will be made; the delay or failure of the tender offer conditions to be satisfied (or waived), including insufficient shares of Sage common stock being tendered in the tender offer; the failure (or delay) to receive the required regulatory approvals of the proposed acquisition; the possibility that prior to the completion of the transactions contemplated by the acquisition agreement, Supernus’ or the Sage’s business may experience significant disruptions due to transaction related uncertainty; the effects of disruption from the transactions of Sage’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, manufactures, suppliers, vendors, business partners and distribution channels to patients; the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition agreement; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the failure of the closing conditions set forth in the acquisition agreement to be satisfied or waived; Supernus’ ability to sustain and increase its profitability; Supernus’ ability to raise sufficient capital to fully implement its corporate strategy; the implementation of Supernus’ corporate strategy; Supernus’ future financial performance and projected expenditures; Supernus’ ability to increase the number of prescriptions written for each of its products and products acquired through the acquisition of Sage; Supernus’ ability to increase its net revenue from its products and products acquired through the acquisition of Sage; Supernus’ ability to commercialize its products including Qelbree; Supernus’ ability to enter into future collaborations with pharmaceutical companies and academic institutions or to obtain funding from government agencies; Supernus’ product research and development activities, including the timing and progress of Supernus’ clinical trials, and projected expenditures; Supernus’ ability to receive, and the timing of any receipt of, regulatory approvals to develop and commercialize Supernus’ product candidates; Supernus’ ability to protect its intellectual property and operate its business without infringing upon the intellectual property rights of others; Supernus’ expectations regarding federal, state and foreign regulatory requirements; the therapeutic benefits, effectiveness and safety of Supernus’ product candidates; the accuracy of Supernus’ estimates of the size and characteristics of the markets that may be addressed by its product candidates; Supernus’ ability to increase its manufacturing capabilities for its products and product candidates; Supernus’ projected markets and growth in markets; Supernus’ product formulations and patient needs and potential funding sources; Supernus’ staffing needs; and other risk factors set forth from time to time in Supernus’ filings with the Securities and Exchange Commission made pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. Supernus undertakes no obligation to update the information in this press release to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Sage Forward Looking Statements

This press release contains forward-looking statements related to Sage, Supernus, the tender offer for outstanding shares of Sage common stock (the “Offer”), the merger of Saphire, Inc., a Delaware corporation and a wholly owned subsidiary of Supernus with and into Sage, with Sage surviving as a wholly owned subsidiary of Supernus

(the “Merger”), the Agreement and Plan of Merger, dated June 13, 2025, by and among Supernus, Purchaser, and Sage (the “Merger Agreement”) and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “opportunity,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this press release, Sage’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Sage’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Sage and Supernus; Sage’s ability to commercialize current and future product candidates (including further commercialization of ZURZUVAE); and the anticipated timing of the closing of the Transactions.

Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict, and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of Sage’s stockholders will tender their Shares in the Offer; risks related to non-achievement of the CVR milestones and that holders of the CVRs will not receive any payments in respect of those CVRs; the possibility that competing offers will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of U.S. Food and Drug Administration approvals or actions, if any; the impact of competitive products and pricing; that Supernus may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; transaction costs; actual or contingent liabilities; Sage’s launch and commercialization efforts in the U.S. with respect to ZURZUVAE for the treatment of women with PPD may not be successful; ZURZUVAE may not achieve the clinical benefit, clinical use or market acceptance for the treatment of PPD Sage or Supernus expects or they may encounter reimbursement, market access, process-related or other issues, including competition in the market, that impact the success of their commercialization efforts; ZURZUVAE may never become the standard of care for women with PPD; and other risks listed under the heading “Risk Factors” in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q, annual reports on Form 10-K, as well as the Schedule 14D-9 to be filed by Sage and the Schedule TO and related tender offer documents to be filed by Supernus and Purchaser. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to Sage and Supernus, and Sage and Supernus disclaim any obligation to update the information contained in this press release as new information becomes available.

SELECT IMPORTANT SAFETY INFORMATION FOR ZURZUVAE

ZURZUVAE (zuranolone) CIV, is a neuroactive steroid gamma-aminobutyric acid (GABA) A receptor positive modulator indicated for the treatment of postpartum depression in adults.

This does not include all the information needed to use ZURZUVAE safely and effectively. See full prescribing information for ZURZUVAE.

ZURZUVAE may cause serious side effects, including decreased awareness and alertness, which can affect your ability to drive safely or safely do other dangerous activities. Do not drive, operate machinery, or do other dangerous activities until at least 12 hours after taking each dose. You may not be able to tell on your own if you can drive safely or tell how much ZURZUVAE is affecting you. ZURZUVAE may cause central nervous system (CNS) depressant effects including sleepiness, drowsiness, slow thinking, dizziness, confusion, and trouble walking. Taking alcohol, other medicines that cause CNS depressant effects such as benzodiazepines, or opioids while taking ZURZUVAE can make these symptoms worse and may also cause trouble breathing. ZURZUVAE is a federally controlled substance schedule IV because it contains zuranolone, which can be abused or lead to dependence. Tell your healthcare provider right away if you become pregnant or plan to become pregnant during treatment with ZURZUVAE. You should use effective birth control (contraception) during treatment with ZURZUVAE and for 1 week after the final dose. ZURZUVAE and other antidepressant medicines may increase the risk of suicidal thoughts and actions in people 24 years of age and younger. ZURZUVAE is not for use in children. The most common side effects of ZURZUVAE include sleepiness or drowsiness, dizziness, common cold, diarrhea, feeling tired, weak, or having no energy, and urinary tract infection.

Supernus Pharmaceuticals Contacts

Jack A. Khattar, President and CEO

Tim Dec, Senior Vice President and CFO

Supernus Pharmaceuticals, Inc.

(301) 838-2591

Investors:

Peter Vozzo

ICR Healthcare

(443) 213-0505

Email: peter.vozzo@icrhealthcare.com

Sage Therapeutics Contacts

Investor Contact

Ashley Kaplowitz

Ashley.Kaplowitz@sagerx.com

Media Contact

Francesca Dellelci

Francesca.Dellelci@sagerx.com